SCHWAB CAPITAL TRUST

Schwab Monthly Income Funds

Schwab Monthly Income Fund — Moderate Payout

Schwab Monthly Income Fund — Enhanced Payout

Schwab Monthly Income Fund — Maximum Payout

(collectively, the Funds)

Supplement dated January 29, 2019 to the Funds’ currently effective Prospectus, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 29, 2019, the Prospectus is being revised to reflect the removal of the Schwab Intermediate-Term Bond Fund as an underlying fund in which the funds will invest.

The funds will also reallocate the asset allocation from Schwab Intermediate-Term Bond Fund to Schwab U.S. Aggregate Bond Index Fund. The adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

In connection with these changes, all references to Schwab Intermediate-Term Bond Fund are hereby deleted and the section titled “The Funds’ Investments in Underlying Funds” on Page 19 of the Prospectus is deleted and replaced in its entirety with the following:

The funds’ investments in underlying funds

The following table shows which underlying funds may be used within each asset class and style class and each fund’s approximate asset allocation to each underlying fund as of January 29, 2019. Each fund’s allocation to a specified asset class, style class and underlying fund will change over time. The investment adviser may exclude one or more underlying funds from a fund’s asset allocation strategy at any given time. For additional details regarding how the investment adviser determines the funds’ underlying fund and style class allocations, please refer back to the “Principal Investment Strategies” section in the Fund Summary sections and the section “Fund Details” in this prospectus. The investment adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

The allocations may not add to 100% due to rounding.

Asset Class, Style Class and Underlying Funds	Schwab Monthly Income Fund — Moderate Payout	Schwab Monthly Income Fund — Enhanced Payout	Schwab Monthly Income Fund — Maximum Payout
Equity Funds

Large-Cap

Schwab Core Equity Fund	—	—	—

Schwab Dividend Equity Fund	28.80%	20.16%	10.54%

Laudus U.S. Large Cap Growth Fund	—	—	—

Global Real Estate

Schwab Global Real Estate Fund	7.32%	5.17%	2.61%

International

Laudus International MarketMasters Fund	12.13%	8.26%	4.44%

TOTAL EQUITY	48.25%	33.59%	17.59%

Fixed-Income Funds

Intermediate-Term Bond

Schwab U.S. Aggregate Bond Index Fund	49.80%	64.42%	80.36%

Short-Term Bond

Schwab Short-Term Bond Index Fund	—	—	—

TOTAL FIXED INCOME	49.80%	64.42%	80.36%

Cash and Cash Equivalent (including money market funds)

Schwab Government Money Fund (Investor Shares)	—	—	—

Schwab Treasury Obligations Money Fund (Investor Shares)	—	—	—

Schwab Variable Share Price Money Fund (Ultra Shares)/cash equivalents	1.95%	1.99%	2.06%

TOTAL CASH AND CASH EQUIVALENTS	1.95%	1.99%	2.06%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG105825-00 (01/19)

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